UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2022
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RAYTHEON TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-00812	06-0570975
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Wilson Boulevard	Arlington,	Virginia	22209
(Address of principal executive offices, including zip code)

(781)	522-3000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	RTX	New York Stock Exchange
(CUSIP 75513E 101)
2.150% Notes due 2030	RTX 30	New York Stock Exchange
(CUSIP 75513E AB7)

Item 7.01. Regulation FD Disclosure.

On September 13, 2022, Raytheon Technologies Corporation (the “Company”) issued a press release updating the Company’s full year financial outlook for free cash flow and reaffirming its full year financial outlook for sales, adjusted earnings per share and share repurchase. A copy of the Company’s press release is attached hereto as Exhibit 99 and incorporated by reference herein.

The information contained in Item 7.01 of this Current Report on Form 8-K is being furnished to the U.S. Securities and Exchange Commission and shall not be deemed filed for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
99	Press Release dated September 13, 2022

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON TECHNOLOGIES CORPORATION
(Registrant)

Date: September 13, 2022	By:	/S/ RAMSARAN MAHARAJH, JR.
Ramsaran Maharajh, Jr.
Executive Vice President and General Counsel